EXHIBIT 10.xx

                               AGREEMENT OF LEASE

                  THIS AGREEMENT OF LEASE (the "Lease") made this ____ day of __________, 1990, by and between HYMAN MEYERS, S. SIDNEY MEYERS and AMY M. KRUMBEIN, having an address c/o Hyman Meyers, Agent, 2235 Staples Mill Road, Richmond, Virginia 23230, (collectively the "Landlord"), and HEILIG-MEYERS FURNITURE COMPANY, a North Carolina corporation having an address at 2235 Staples Mill Road, Richmond, Virginia 23230 (the "Tenant'),

                  WHEREAS, Landlord is the owner of property with improvements thereon consisting of 1.87 acres located on the southern line of Highway 264 Bypass (Greenville Road), Greenville (Pitt County), North Carolina, shown as Lot 3 on a Map for Record by Rivers and Associates, Inc. entitled "Three Lots at Eastern Corner Intersection 264 Bypass and Red Banks Road, Greenville TWP, Pitt County, North Carolina" dated March 12, 1985, a copy of which is attached hereto and made a part hereof as Exhibit A (the "Property").

                  WHEREAS, Tenant desires to lease the Property and Landlord is willing to rent Tenant the Property, upon the terms, conditions, covenants and agreements set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained the parties hereto agree as follows:

1.   DEMISED PREMISES

         Subject to all easements, restrictions, covenants, encumbrances and conditions of record and upon the terms, covenants and conditions set forth herein, Landlord hereby leases the Property to Tenant and Tenant hereby releases the Property from Landlord.

2.   TERM

2.1. Length. The Term shall commence on November 1, 1990 (the "Commencement Date") and expire at midnight local time on October 31, 2008 (the "Expiration Date").

2.2. Surrender. Tenant shall, at its expense, at the expiration of the Term or any earlier termination of this Lease, (a) promptly surrender to Landlord possession of the Property (including any fixtures or other improvements which, under the provisions of Section 7, are owned by Landlord) in good order and repair (ordinary wear and tear excepted) and broom clean, (b) remove therefrom Tenant's signs, goods and effects and any machinery, trade fixtures and equipment used in conducting Tenant's trade or business and not owned by Landlord, and (c) repair any damage to the Property caused by such removal.

2.3. Holding Over. If Tenant continues to occupy the Property after the expiration of the Term or any earlier termination of this Lease:

2.3.1. Such occupancy shall be deemed to be under a month-to-month tenancy, which shall continue until either party hereto notifies the other in writing at least thirty (30) days before the end of any calendar month that the notifying party elects to terminate such tenancy at the end of such calendar month, in which event such tenancy shall so terminate;

2.3.2. Anything contained in this Lease to the contrary notwithstanding, the rent payable for each such monthly period shall equal one hundred and fifty percent (150%) of the monthly installment of Base Rent (as hereinafter defined) payable immediately prior to such expiration or earlier termination, together with such Additional Rent (as hereinafter defined) as is otherwise required by the terms of this Lease; and 2.3.3. Otherwise such month-to-month tenancy shall be upon the same terms and subject to the same conditions as those set forth in the provisions of this Lease except there will be no options to extend the term of this Lease.

2.4. Option to Extend. Provided Tenant is not in default under the terms and conditions of this Lease, Tenant shall have the right and option to extend the Term of this Lease for three (3) successive periods of six (6) years each by giving notice to Landlord as hereinafter provided at least six (6) months prior to the expiration date of the Term (or any extended Term, as the case may be,) that Tenant is exercising its right to extend the Term of the Lease. During the extended Term or Terms, all terms and provisions of this Lease shall continue in full force and effect except that no additional options to extend the Term shall belong to Tenant. Notwithstanding the above, no option to extend the term of this Lease may be exercised by Tenant unless prior to, or simultaneously with, such exercise Tenant has exercised a similar six (6) year extension option for the property contiguous to the Property, namely that certain parcel of property consisting of 1.24 acres located on the southern line of Highway 264 Bypass (Greenville Road) Greenville, (Pitt County), North Carolina, shown as Lot 2 on a Map for Record by Rivers and Associates, Inc. entitled "Three Lots at Eastern Corner Intersection 264 Bypass and Red Banks Road, Greenville TBW, Pitt County, North Carolina" dated March 12, 1985 all in accordance with a lease of even date herewith between Landlord and Tenant for such property.

3.   RENT.

3.1. Amount. As rent for the Property (all of which is hereinafter referred to collectively as "Rent"), Tenant hereby agrees and promises to pay to Landlord all of the following:

3.1.1. Base Rent during the Term shall be EIGHTY-SIX THOUSAND TWO HUNDRED TWENTY DOLLARS ($86,220.00) per annum, payable in advance in equal monthly installments of SEVEN THOUSAND ONE HUNDRED EIGHTY-FIVE 00/100 DOLLARS ($7,185.00). The first monthly installment of Base Rent shall be payable beginning November 1, 1990 and the remaining installments shall be payable in advance on the first day of each and every month thereafter during the Term hereof at the office of Landlord herein designated (or at such other place as Landlord may designate in a notice to Tenant). If the Term of this Lease begins on a date other than the first day of a month, Base Rent from such other date to the first day of the following month shall be prorated at the rate of one-thirtieth (1/30) of the monthly installment of Base Rent for each day and shall be payable in advance. The base rent shall, at all times, including extension terms of the Lease, be the minimum amount of rent, not including any additional rent, to be paid to Landlord by Tenant.

Base Rent during the option periods, if the same are exercised by Tenant shall be increased as follows:

                  (a) After the third (3rd) year of the Term of this Lease and after each successive three (3) year period of the Term of this Lease thereafter, the Base Rent per annum for the following three (3) years of the Term of this Lease will be an amount equal to the sum of (i) the Base Rent for the last year of the immediately preceding three (3) year period and (ii) four percent (4%) of (a) the Gross Sales at the Property for the latest fiscal year of Tenant ending during the last year of said immediately preceding three (3) year period minus (b) the Gross Sales at the Property during the fiscal year of Tenant ending February 28, 1990. If (ii) in the immediately preceding sentence is zero or less than zero, then the new Base Rent shall be the amount set forth in (i) of the same sentence.

                  (b) For purposes of this calculation, "Gross Sales" shall be defined as the dollar aggregate of: (i) the entire amount of the price charged for all goods, wares and merchandise sold, leased, licensed or delivered, and all charges for all services sold or performed by Tenant from all business conducted at, upon or from the Property by Tenant, whether made for cash, by check, on credit, charge accounts or otherwise, without reserve or deduction for inability or failure to collect the same, including, but not limited to, transactions (a) where the orders therefor originated at or are accepted by Tenant in the Property, but delivery or performance thereof is made from or at any other place; all sales made and orders received in or at the Property shall be deemed as made and completed therein, even though the payment of account may be transferred to another office for collection, and all orders which result from solicitation off the Property but which are conducted by personnel operating from or reporting to or under the control or supervision of any employee of Tenant at the Property shall be deemed part of Gross Sales; (b) pursuant to mail, telephone, telegraph or other similar orders received or billed at or from the Property; (c) by means of mechanical or other vending devices; (d) originating from whatever source, and which Tenant in the normal and customary course of Tenant's operations would credit or attribute to Tenant's business conduced in the Property; and (ii) all monies or other things of value received by Tenant from Tenant's operations at, upon or from the Property which are neither included in nor excluded from Gross Sales by other provisions of this definition, but without any duplications, including, without limitation, finance charges, cost of gift or merchandise certificates and all deposits not refunded to customers.

                  (c) Each charge or sale upon installment or credit shall be treated as a sale for the full price in the month during which such charge or sale is made, irrespective of the time when Tenant shall receive payment
(whether full or partial) therefor. No deduction shall be allowed for uncollectible credit accounts. Each lease or rental of merchandise shall be treated as a sale in the month during which such lease or rental is made, for a price equal to the total rent payable.

                  (d) For the purpose of ascertaining the amount of Gross Sales hereunder, the following may be deducted from Gross Sales: (i) the exchange of merchandise between stores of Tenant where such exchanges are made solely for the convenient operation of Tenant's business and not for the purpose of consummating a sale which has been made at, upon or from the Property; (ii) returns to shippers or manufacturers; (iii) sales of fixtures after use thereof, which are not part of Tenant's stock in trade and not sold in the regular course of Tenant's business; (iv) cash or credit refunds made upon transactions included within Gross Sales but not exceeding the selling price of the merchandise returned by the purchaser and accepted by Tenant; or (v) the amount of any city, county, state or federal sales, luxury or excise tax on such sales provided such tax is both added to the selling price (or absorbed therein) and paid to the taxiing authority by Tenant (but not by any vendor of Tenant); however, no franchise or capital stock tax and no income or similar tax based upon income, profits or Gross Sales as such, shall be deducted from Gross Sales in any event whatsoever.

                  (e) For the purposes of this Paragraph the term "Tenant" shall include any of Tenant's subtenants, concessionaires or licensees.

3.1.2. Additional rent (the "Additional Rent") in the amount of any payment referred to as such in any provision of this Lease which accrues while this Lease is in effect. Except as is otherwise set forth herein, any Additional Rent shall be due and payable with the installment of Base Rent next falling due after such Additional Rent accrues.

3.2. Payment. Except as otherwise specifically provided for herein, all Rent shall be payable without demand therefor and without any setoff or deductions whatsoever. Any payment made by Tenant to Landlord on account of Rent may be credited by Landlord to the payment of any Rent then past due before being credited to Rent currently falling due. Any such payment which is less than the amount of Rent then due shall constitute a payment made on account thereof, the parties hereto hereby agreeing that Landlord's acceptance of such payment shall not alter or impair Landlord's rights hereunder to be paid all of such amount then due, or in any other respect.

3.3. Late Penalties and Interest. Tenant hereby recognizes and acknowledges that if payments of Rent are not received when due, Landlord will suffer damages and additional expenses and Tenant therefore agrees to pay as Additional Rent a late penalty equal to five (5%) of the Rent then due and payable under this Lease if such Rent is not received by Landlord within seven (7) days after such amount is due and payable. In addition, all Rent not paid within seven (7) days shall bear interest at the rate of eighteen percent (18%) per annum.

3.4. Lease Year. As used in the provisions of this Lease, the term "Lease Year" means (a) the period commencing on the Commencement Date and terminating on the first (1st) anniversary of the Commencement Date, and (b) each successive period of twelve (12) calendar months thereafter during the Term.

3.5. Taxes.

3.5.1. (i) As used herein, the term "Taxes" shall mean all real estate taxes, assessments and other governmental levies and charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature (including any interest on such assessments whenever the same are permitted to be paid in installments) which may be imposed, levied, assessed or confirmed by any lawful taxing authorities or which may become due and payable out of or for, or which may become a lien or charge upon or against the whole, or any part, of the Property, or any taxes in lieu thereof, which are measured by the value of the Property, including any substitution in whole or in part therefor due to a future change in the method of taxation, and also all reasonable costs and fees (including attorney's fees and any fees of Lessor's tax consultants) incurred by Lessor in contesting any such taxes, levies, charges or assessments and/or in negotiating with the public authorities as to the same. Nothing contained in this Lease, however, shall require Tenant to pay any share of any estate, inheritance, succession, gift, capital levy, excess profits, revenue, corporation, franchise, occupancy, gross receipts, income, payroll or stamp tax imposed upon Landlord or any tax upon the sale, transfer and/or assignment of the title or estate of Landlord, nor shall any of the same be deemed Real Estate Taxes. If by law any general assessment or like charge may be paid in installments, such assessment shall be so paid, and Tenant shall only be liable for Tenant's Pro Rata Share of the portion thereof that is payable within the then-current term of this Lease.

3.5.1. (ii) If Landlord shall fail or refuse, upon the request of Tenant, to take any necessary steps to contest the validity or amount of the assessed valuation or of the Taxes for any real estate fiscal tax year, Tenant may undertake, by appropriate proceedings in the name of Landlord or Tenant, to contest the same. Within a reasonable time after demand therefor, Landlord shall execute, acknowledge and deliver any documents reasonably required to enable Tenant to prosecute any such proceeding all of which shall be at no expense to Landlord. Landlord shall inform Tenant, in time to permit Tenant to undertake such contest, of all pertinent data required to undertake such contest. The rights of contest afforded Tenant according to this subsection 3.5.1 (ii) are subject to Tenant providing Landlord with adequate security for the payment of any and all Taxes that are involved while any such contest by Tenant is ongoing which security must be acceptable to Landlord in the reasonable exercise of its discretion and in all events such security must be acceptable to all mortgagees of Landlord.

3.5.1. (iii) If Landlord or Tenant shall obtain a remission or a refund of all or any part of the Taxes for any real estate fiscal tax year, Landlord shall promptly refund to Tenant (or credit Tenant with) Tenant's Pro Rata Share of such remission or refund.

3.5.2. As used herein, the term "fiscal tax year" shall mean the twelve (12) month period used by the county and/or city having jurisdiction over the Property or any other lawful taxing authority, from time to time to assess Taxes on the Property, or any part thereof.

3.5.3. Tenant shall pay as Additional Rent the amount of the Taxes for every fiscal tax year or part thereof falling within the Term. Landlord agrees to promptly furnish to Tenant all bills received by Landlord for Taxes and Tenant shall pay the same before such payments are due and shall promptly thereafter deliver to Landlord receipts evidencing full payment.

3.5.4. If only part of any fiscal tax year falls within the Term, the amount computed as Additional Rent for such fiscal tax year under the foregoing provisions of this subsection shall be prorated in proportion to the portion of such fiscal tax year falling within the Term. The expiration of the Term before the end of a fiscal tax year shall not impair Tenant's obligation hereunder to pay such prorated portion of such Additional Rent with respect to that portion of such fiscal tax year falling within the Term.

3.5.5. Anything contained in the foregoing provisions of this subsection regarding Taxes to the contrary notwithstanding, Landlord may, at its discretion (but only if Landlord is required to escrow Taxes by its first mortgagee), (a) make from time to time during the Term a reasonable estimate of the Additional Rent which may become due under such provisions with respect to any fiscal tax year, (b) require Tenant to pay to Landlord each calendar month during such year one-twelfth (1/12) of such estimate, at the time and in the manner that Tenant is required hereunder to pay the monthly installment of the Base Rent for such month, and (c) increase or decrease from time to time during such fiscal year the amount initially so estimated for Taxes, based upon the most recently available actual assessment and tax rate. In such event, Landlord shall deliver to Tenant within sixty (60) days after the end of such fiscal tax year, a statement showing a determination of the Taxes for such fiscal tax year. Tenant shall within thirty (30) days after delivery of Landlord's statement, pay to Landlord the amount of any deficiency. If such statement shows that Tenant's monthly aggregate payments pursuant to this Section exceeded the actual Taxes for the preceding fiscal tax year, such overpayment shall be applied to the next ensuing monthly installment(s) of Base Rent.

3.6. Tax on Lease. If federal, state or local law now or hereafter imposes any tax, assessment, levy or other charge (other than any income, inheritance or estate tax) directly or indirectly upon (a) Landlord with respect to this Lease or the value thereof, (b) Tenant's use or occupancy of the Property, (c) the Base Rent, Additional Rent or any other sum payable under this Lease, or (d) this transaction, then Tenant shall pay the amount thereof as Additional Rent to Landlord upon demand, unless Tenant is prohibited by law from doing so, in which event Landlord may, at its election, terminate this Lease by giving written notice thereof to Tenant.

3.7. Net Lease. It is the propose and intent of the parties hereto that the Rent payable hereunder shall be absolutely net to Landlord, so that this Lease shall yield, net to Landlord, the Base Rent and the Additional Rent described herein in each Lease Year during the Term of this Lease. All costs, fees, interest, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Property (excepting only any taxes, costs or other obligations arising prior to the Commencement Date of this Lease), which may arise or become due during the Term, shall be paid and discharged by Tenant as Additional Rent. Landlord shall be indemnified and saved harmless by Tenant from and against all such costs, fees, interest, charges, expenses, reimbursements and obligations relating to the Property or this Lease. However, Tenant shall be under no obligation to pay interest or principal on any Mortgage (as hereinafter defined) encumbering the Property or any income, franchise, gift, inheritance or capital levy tax hereafter payable by or imposed upon Landlord.

4.   SECURITY DEPOSIT

         Landlord has not received a Security Deposit from Tenant and none is due and owing.

5.   USE OF PROPERTY

5.1. Use. Tenant shall occupy and use the Property for and only for parking for a furniture sales facility and warehouse. The Property shall not be used for any illegal purposes or in any manner to create any nuisance or trespass.

5.2.     Compliance with Laws.

5.2.1. In its use of the Property, Tenant shall not violate the certificates of occupancy issued therefor, any applicable law, ordinance or regulation or any regulation of the National Board of Fire Underwriters. Tenant shall not create or allow to exist on the Property any nuisance or trespass, nor do any act in or about the Property or bring anything on or in the Property which will in any way materially deface or injure the Property or any part thereof or overload the floor of the building.

5.2.2. Tenant hereby agrees that Tenant, its employees, agents, contractors or invitees shall not, at any time, cause or permit asbestos, asbestos related products or any petroleum products or hazardous, toxic or dangerous wastes, substances or material defined as such in (or for the purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, as amended (any of the same being hereinafter defined as "Hazardous Material"), to be brought installed or used in, about or from the Property. If Tenant breaches any of the provisions of this subsection or if the presence of Hazardous Material is found in the Property, the Tenant agrees to indemnify, defend and hold Landlord, and/or any fee owner or ground or underlying landlords of the Property, harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liability or losses in connection therewith, including, without limitation, (i) diminution in value of the Property, (ii) damages for the loss or restriction of use of the Property, (iii) damages arising from any adverse impact on marketing of space, and (iv) sums paid in settlement of claims, attorneys' fees, consulting fees and expert fees which arise during or after the lease term as a result of the same. This indemnification of Landlord by Tenant shall include, without limitation, all costs incurred in connection with any investigation of conditions or any clean up, remedial, removal or restoration work required by any court or by any federal, state or local governmental authority because of Hazardous Material present in, on or under the Property. Further, Tenant shall promptly and at its sole cost and expense, take all action necessary to remove said Hazardous Material from the Property; provided, however, that Landlord's approval of such actions shall first be obtained.

6.   INSURANCE AND INDEMNIFICATION

6.1.     Increase in Risk.

6.1.1. Tenant shall not do or permit to be done any act or thing as a result of which either (a) any policy of insurance of any kind covering (i) any or all of the Property or (ii) any liability of Landlord in connection therewith, may become void or suspended, or (b) the insurance risk under any such policy would (in the opinion of the insurer thereunder) be made greater unless Tenant shall pay as Additional Rent the amount of any increase in any premium for such insurance resulting from any such increased risk.

6.2.     Insurance to be Maintained by Tenant.

6.2.1. Tenant shall maintain at its expense, throughout the Term, insurance covering the building and other improvements now or hereafter existing upon the Property against loss or damage by fire or such other risk now or hereafter embraced by the term "extended coverage" and by vandalism and malicious mischief, in an amount not less than the full insurable value as determined by Tenant's insurer. As used in this subsection, the term "full insurable value" shall mean the actual replacement cost, excluding foundation and excavation costs, without deduction for physical depreciation as such replacement cost shall be adjusted by Tenant's insurer every year due to changes in the cost of construction and other relevant factors.

6.2.2. Tenant shall maintain at its expense, through the Term, insurance against loss or liability in connection bodily injury, death, property damage or destruction, occurring on or about the Property or arising out of the use thereof by Tenant or its agents, employees, officers or invitees, visitors and guests, under one or more policies of comprehensive public liability insurance, including insurance against assumed or contractual liability under this Lease, having such limits as to each as are reasonably required by Landlord from time to time, but in any event of not less than Two Million Five Hundred Thousand Dollars ($2,500,000.00) for bodily injury to or death of all persons and for property damage or destruction in any one occurrence.

6.2.3. Each policy referenced above shall (a) name as the insureds thereunder Landlord and Tenant (and, at Landlord's request, any mortgagee of Landlord holding a note secured by a deed of trust or other security instrument encumbering the Property), except that for the policies described in subsection
6.2.2 Landlord shall be named as an additional insured (b) by its terms, not be cancellable without at least thirty (30) days prior written notice to Landlord (and, at Landlord's request, any mortgagee), and (c) be issued by an insurer of recognized responsibility licensed to issue such policy in the state where the Property is located. At least five (5) days before the Commencement Date, Tenant shall deliver to Landlord each such policy for each such policy, and at least thirty (30) days before any such policy expires, Tenant shall deliver to Landlord a replacement policy.

6.3.     Indemnification.  Except as otherwise provided for in this Lease.

6.3.1.  Tenant will  indemnify  Landlord  and save  Landlord  harmless  from and against any and all claims, actions, damages, liability and expenses in connection with loss of life, personal injury and damage to property arising in, at, upon, or involving the occupancy or use of any part of the Property by Tenant, or occasioned wholly or in part by any act or omission of Tenant or its agents, contractors, employees, servants, lessees, invitees or concessionaires. In case Landlord shall, without fault on its part, be made party to any litigation commenced by or against Tenant relating to the Tenant's indemnification as set forth in the immediately preceding sentence of this subsection 6.3.2, then Tenant shall protect and hold Landlord harmless and shall pay all reasonable costs, expenses and attorney's fees incurred or paid by Landlord in connection with such litigation.

6.4. Compliance with Authority. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority.

6.4.1. Waiver of Subrogation. To the extent that they are insured and reimbursed by their respective insurance companies, Landlord and Tenant hereby waive any and all rights of recovery against the other for or arising out of the damage to or destruction of their property, whether or not such damage or destruction shall have been caused by the negligence of the other, its agents, servants or employees.

7.   CONDITION OF IMPROVEMENTS

7.1. As Is. Tenant acknowledges and agrees to accept delivery and possession of the Property on November 1, 1990 in the "AS IS" condition of the Property on the date of this Agreement of Lease, it being understood that Landlord has no other obligation to perform any work in connection with the preparation of the Property for Tenant's occupancy, except to so deliver such possession to Tenant.

7.2. Landlord's Property. Any and all improvements, repairs, additions, fixtures, alterations and all other property attached to, used in connection with or otherwise installed within the Property by Landlord or Tenant shall, immediately on the completion of its installation and without compensation or payment to Tenant by Landlord, become Landlord's property, except that any machinery, equipment, or trade fixtures installed by Tenant and used in the conduct of Tenant's trade or business (rather than to service the Property generally) shall remain Tenant's property.

8.   MAINTENANCE AND SERVICES

8.1.     Maintenance and Alteration by Tenant.

8.1.1. Tenant at its expense shall maintain (including all replacements when necessary) the Property, including, without limitation, the roof, the foundation and all other structural elements, all plumbing, heating, air conditioning, ventilating, electrical and mechanical equipment, the parking areas and all non-structural parts of the Property in good repair and condition, ordinary wear and tear excepted. In addition, Tenant, at its expense, shall keep the Property free of termites and other wood boring insects and shall keep the Property in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions. If Tenant refuses or neglects to repair or maintain the Property as required hereunder as soon as reasonably possible after written demand, Landlord may make such repairs, without liability to Tenant for any loss or damage that may accrue to Tenant's equipment, merchandise, trade fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof and presentation of the bill therefor, Tenant shall pay Landlord's cost for making such repairs as Additional Rent payable with the next installment of Base Rent due under this Lease. Such bill shall include interest at the rate of eighteen percent (18%) per annum on such cost beginning on the fifth (5th) day after presentation of the bill for such repairs is made by Landlord.

8.1.2. Tenant may make non-structural alterations or improvements to the Property aggregating not more than Twenty-five Thousand Dollars ($25,000) in any Lease Year without Landlord's consent thereto. Tenant shall not make any non-structural alterations or improvements to the Property in excess of Twenty-five Thousand Dollars ($25,000) in any Lease Year or any structural alteration, addition or improvement to the Property without first obtaining Landlord's consent thereto, which consent shall not be unreasonably withheld or delayed, so long as the value of the Property is not materially decreased thereby. If Landlord so consents to any such proposed alteration, addition or improvements in excess of Twenty-five Thousand Dollars ($25,000), Landlord covenants and agrees they will consider participating in the payment of costs for same but will not be obligated to participate; if they agree to so participate, it shall be on terms and conditions which in all events must be satisfactory to Landlord. All such alterations, additions, and improvements will be done in a good and workmanlike manner in keeping with all building codes and regulations and will in no way materially harm the structure of the Property.

8.1.3. Tenant shall (a) within thirty (30) days after notice, bond or have released any mechanic's, materialman's or other lien filed or claimed against any or all of the Property by reason of labor or materials provided for Tenant or any of its contractors or subcontractors, or otherwise arising out of Tenant's use or occupancy of the Property, and (b)defend, indemnify and hold harmless Landlord against and from any and all liability, claim of liability or expense (including, by way of example rather than of limitation, that of reasonable attorney's fees) incurred by Landlord on account of any such lien or claim.

8.1.4. Landlord shall not be required to make any repairs or improvements to the Property or to furnish any services under this Lease. Notwithstanding any provision in this Lease to the contrary, Landlord shall not be responsible or liable to Tenant for any injury or damage resulting to Tenant, or its property, from bursting, stoppage, or leaking of water, gas, sewer, or steam pipes, or from any structural defect in the roof, exterior walls or the like.

8.1.5. Tenant shall pay promptly when due all charges, costs and expenses for gas, water, electricity, heat, cooling, sewage and all other utilities furnished to or used in connection with the Property during the Term.

9.   SIGNS

         Tenant agrees that any sign, advertisement or notice that shall be inscribed, painted or affixed on any part of the Property shall be in compliance with all governmental laws, ordinances, rules and regulations, including, without limitation, all zoning ordinances.

10.  LANDLORD'S RIGHT OF ENTRY

         Landlord and its agents shall be entitled to enter the Property at any reasonable time (a) to inspect the Property, (b) to exhibit the Property to any existing or prospective purchaser or mortgagee, or during the last six (6) months of the term to any prospective Tenant, or (c) to make any alteration, improvement or repair to the Property which Landlord is authorized to make pursuant to this Agreement of Lease; provided, that Landlord shall (i) (unless doing so is impractical or unreasonable because of emergency) give Tenant at least twenty-four (24) hours prior notice of its intention to enter the Property, and (ii) use reasonable efforts to avoid interfering more than is reasonably necessary with Tenant's use and enjoyment thereof.

11.  FIRE AND OTHER CASUALTIES

11.1. General. In the event that, at any time during the term of this Agreement of Lease, the buildings and improvements portion of the Property (i) are destroyed or (ii) are damaged to the extent of seventy-five percent (75%) or more of their Gross Leaseable Area, then within sixty (60) days after such damage or destruction, Tenant shall notify Landlord of its exercise of or its desire not to exercise the hereby granted option to terminate this Agreement of Lease not later than and effective on the end of such sixty (60) day period. Failure to so exercise such option will obligate Tenant to repair and restore the Property as hereinafter provided. In all other events, Tenant shall repair and restore the Property as hereinafter provided.

11.2. Repair and Rebuilding. In the event that Tenant does not terminate this Agreement of Lease as provided for in Section 11.1 above and in all other events, then Tenant, at its own cost and expense, shall, subject to the other provisions of this Section 11, cause the same to be repaired, replaced or rebuilt as nearly as possible to its condition immediately prior to the damage or destruction subject to such alterations or changes as Tenant may elect to make in conformity with Section 8 hereof within a period of time which, under all prevailing circumstances, shall be reasonable. If Tenant shall exercise its option to terminate this Lease, this Lease shall expire automatically as provided in subsection 11.1 in which event Tenant shall be under no obligation to repair, replace or rebuild the buildings and improvements on the Property but shall clear away the ruins and leave the Demised Premises in a clean, orderly and sightly condition. In the event that (i) Tenant shall fail to give notice of its exercise of its option to terminate within such period or (ii) if the buildings and improvements on the Demised Premises shall not be damaged to the extent of more than seventy-five percent (75%) of this Gross Leaseable Area, then, Tenant shall, subject to the other provisions of this Section 11, cause the same to be repaired, replaced or rebuilt at its own cost and expense as herein provided. If Tenant does not repair, replace or rebuild any damaged or destroyed buildings or improvements, all insurance proceeds that are payable as a result of the destruction or damage to such buildings or improvements plus the deductible (to be paid by Tenant), if any, shall be paid to Landlord and this Agreement of Lease shall terminate on the date of such payment.

11.3. Insurance Trustee. Except as otherwise provided in this Lease, all insurance policy proceeds provided for in subsection 6.2.1 shall be paid and delivered to an Insurance Trustee designated by Landlord and shall be held and used for the following purposes with the Insurance Trustee having the powers and duties contained herein:

11.3.1. All proceeds received by the Insurance Trustee from any such insurance policy shall first be used, by such Insurance Trustee as a fund (which fund shall be deposited in a federally insured interest-bearing account, with any interest accruing thereon becoming a part of the fund) for the restoration and repair of any and all buildings, improvements and equipment located on the Property which have become destroyed or damaged. Such proceeds in said trust fund shall be used and applied by the Insurance Trustee in satisfaction and discharge of the cost of the restoration of the destroyed or damaged buildings, improvements and equipment.

11.3.2. Said funds shall be paid out by the Insurance Trustee from time to time to persons furnishing labor or materials, or both, including architects' fees and contractors' compensation in the construction work, on vouchers approved by a licensed architect or engineer (the "Project Architect or Engineer") selected by Tenant and approved by Landlord's first mortgagee, and if none, then by Landlord, and employed by Tenant to superintend the work. The reasonable expenses or charges of such architect or engineer shall be paid by such Insurance Trustee out of the trust fund.

11.3.3. In the event that the amount of the insurance proceeds is insufficient to pay the actual cost of repair or reconstruction, such deficiency will be borne and provided for by Tenant by depositing the same with the Insurance Trustee within twenty (20) days following the request by the Insurance Trustee to Tenant requesting a sum equal to the amount of such deficiency. The initial sum to be deposited with the Insurance Trustee according to this Section 11.3.3 shall be all insurance proceeds that are payable and are then actually available as a result of the destruction or damage to such building. Additionally the Insurance Trustee shall have the right to require Tenant from time to time to deposit such additional amounts as the Insurance Trustee in consultations with the Project Architect or Engineer shall deem necessary for such repair or reconstruction. Any surplus of funds deposited according to this Section 11.3.3 shall be returned to Tenant after repair or reconstruction is completed.

11.3.4. All reasonable fees, costs and charges of the Insurance Trustee shall be paid out of the insurance proceeds to the extent that there are such proceeds over and beyond the amounts required for repair and restoration as aforesaid; otherwise Landlord and Tenant agree that each will bear one-half (1/2) of the fees, costs and charges of the Insurance Trustee.

11.3.5. In the event that the Insurance Trustee shall resign or for nay reason be unwilling to act or continue to act, then Landlord shall substitute a new trustee in the place and stead of the former pre-existing Insurance Trustee.

11.3.6. Should a dispute arise between Landlord and Tenant as to any provision of this Section 11.3, such dispute shall be submitted to the Circuit Court of the City of Richmond, Virginia for resolution, and the non-prevailing party shall pay the reasonable attorney's fees and court costs of the prevailing party.

11.3.7. Notwithstanding the above, Landlord and Tenant may mutually agree not to use an Insurance Trustee but may mutually agree to use some other method to effect the repair of such damage and destruction.

11.4. Abatement of Rent. During the term of this Lease, unless Tenant terminates this lease according to the option described in Section 11.1 hereof, destruction or damage in whole or in part to the buildings and improvements on the Demised Premises shall, during the period when the same are being repaired and rebuilt, serve to abate the base rent to be paid to Landlord by Tenant hereunder and the payment of any other sums, monies, costs, charges or expenses required to be paid by Tenant hereunder with such abatements to be calculated by multiplying such amounts by a fraction, the numerator of which is the square footage of the Demised Premises that is being repaired or rebuilt and the denominator of which is the total square footage of the Demised Premises.

11.5. Termination During Last Year of Lease Term. If during the last year of the Term the Property is totally destroyed by fire or other casualty, or substantially damaged thereby to the extent that it is unfeasible for Tenant, in Tenant's reasonable business judgment, to conduct its business on the Property, Tenant shall have the option, upon written notice to Landlord within thirty (30) days from the date of such casualty, to elect to terminate this Lease as of the date of such casualty, and the insurance proceeds plus the deductible (to be paid by Tenant to Landlord), if any, shall be paid to Landlord. If Tenant does not exercise such option, this Lease shall continue, and Tenant shall promptly upon receipt of the proceeds of insurance commence to restore and shall diligently proceed to restore said Property to as nearly as possible the condition and character it was in immediately prior to the damage or destruction with such variations and alterations as may be permitted under this Lease, all as hereinabove provided.

11.6. Tenant's Losses. In the event of any such damage or destruction to the Property, Landlord shall not be liable to Tenant for loss of profits, expenses, or any other type of injury or damage resulting from the repair of any such damage to the Property or any part thereof, or for the termination of the Lease as provided herein. Tenant assumes the risk of any and all damage to its personal property in or on the Property from any casualty whatsoever.

12.  CONDEMNATION.

12.1.    Full Condemnation.

12.1.1. If all or substantially all of the Property or such portion of the improvements located on the Property as to render the balance of such improvements unsuitable in Landlord's reasonable judgment for the purposes of Tenant is taken by the exercise of any power of eminent domain or is conveyed to or at the direction of any governmental entity under a threat of any such taking, Landlord shall be entitled to collect from such condemning authority the entire amount of any award made in any such proceeding or as consideration for such conveyance, without deduction therefrom for any leasehold or other estate held by Tenant under this Lease, this lease shall terminate on the date that possession of the Property is taken by such condemning authority and all Rent, Taxes and other charges payable hereunder will be apportioned and paid to such date.

12.1.2. Tenant hereby (a) assigns to Landlord all of Tenant's right, title and interest, if any, in and to any such award (b) waives any right that it may otherwise have in connection with such condemnation, against Landlord or such condemning authority, to any payment for (i) the value of the then-unexpired portion of the Term, (ii) leasehold damages, and (iii) any damage to or diminution of the value of Tenant's leasehold interest hereunder or any portion of the Property not covered by such Condemnation, and (c) agrees to execute any and all further documents which may be required to facilitate Landlord's collection of any and all such awards.

12.1.3. Subject in all events to the operation and effect of the foregoing provisions of this Section, Tenant may seek a separate award on account of any damages or costs incurred by Tenant as a result of such condemnation, so long as such separate award in no way diminishes any award or payment which Landlord would otherwise receive as a result of such Condemnation.

12.2. Partial Condemnation. If a (i) portion of the Property that is not improved by buildings or structures as of the date of this Lease or (ii) a portion of the improvements portion of the Property is so taken so that no termination of this lease occurs according to subsection 12.1.1, then Landlord is entitled to collect from such condemning authority the entire amount of any award in any such proceeding or as consideration for any such conveyance, this lease shall not terminate and Landlord shall, upon its receipt of such award in condemnation, restore said building improvements to as complete a building as is reasonably and practically possible in design, character and quality of the conditions of the building immediately prior to the condemnation; provided however, in any event, Landlord shall not be required to spend for any such repair, restoration or alteration work an amount in excess of the amounts received by Landlord as damage for the taking of such building improvements part of the Property and Tenant, at its own cost and expense shall make all necessary repairs and alterations to its trade fixtures, decoration, signs, machinery and contents. During the term of this Lease, unless Tenant terminates this Lease according to subsection 12.1.1, partial condemnation of the Property shall, during the period when the same are being repaired, restored and altered, serve to abate the base rent to be paid to Landlord by Tenant hereunder and the payment of any other sums, monies, costs, charges or expenses required to be paid by Tenant hereunder with such abatements to be calculated by multiplying such amount by a fraction, the numerator of which is the square footage of the Demised Property that is being repaired, restored and altered and the denominator of which is the total square footage of the Demised Premises. Base Rent payable after any such taking and after all such repairs and restoration are effected by Landlord will thereafter be reduced in the same proportion as the gross leaseable area of the improvements is reduced and not repaired and restored as provided for above by or as a consequence of such condemnation.

12.3. Liability upon Condemnation. If there is a condemnation, Landlord shall have no liability to Tenant on account of any (a) interruption of Tenant's business upon the Property, (b) diminution in Tenant's ability to use the Property, or (c) other injury or damage sustained by Tenant as a result of such Condemnation.

12.4. Condemnation Proceedings. Except for any proceeding brought by Tenant under the provisions of subsection 12.1.3, Landlord shall be entitled to conduct any such condemnation proceeding and any settlement thereof free of interference from Tenant, and Tenant hereby waives any right which it otherwise has to participate therein.

13.  ASSIGNMENT AND SUBLETTING

13.1. Landlord's Consent. Tenant hereby acknowledges that Landlord has entered into this Lease because of Tenant's financial strength, goodwill, ability and expertise and that, accordingly, this Lease is one which is personal to Tenant, and Tenant agrees that it will not directly or indirectly (a) assign its rights under this Lease, or (b) make or permit any total or partial sale, lease, use, sublease, assignment, conveyance, license, mortgage, pledge, encumbrance or other transfer of this Lease, any interest of Tenant in this Lease, any or all of the Property or the occupancy or use thereof (each of which is hereinafter referred to as a "Transfer"), without first obtaining Landlord's written consent thereto (which consent shall not be unreasonably withheld by Landlord). Any such consent shall not constitute a consent to any subsequent Transfer, whether by the person hereinabove named as "Tenant" or by any such transferee). Landlord shall be entitled to condition such consent upon the entry by such assignee into an agreement with Landlord providing for such assignee's assumption of all of Tenant's obligations hereunder. Any person to whom any Transfer is attempted without such consent shall have no claim, right or remedy whatsoever hereunder against Landlord, and Landlord shall have no duty to recognize any person claiming under or through the same. No such action taken with or without such Landlord's consent shall in any way relieve or release Tenant and all guarantors of Tenant's performance under this Lease from liability for the timely performance of all of Tenant's obligations hereunder. If Tenant fails to obtain the written consent of Landlord as provided in this Section 13.1 and undertakes any of the activities described therein, then in addition to the same constituting an Event of Default hereunder any and all options to extend the term of this lease as set forth in Section 2.4 of this Lease shall automatically terminate and thereafter to be null and void and of no further force and effect. For purposes of the foregoing provisions of this subsection, a transfer by any person or persons controlling Tenant on the date hereof, of such control to a person or persons not controlling Tenant on the date hereof shall be deemed a Transfer of this Lease except that public trading on the New York or American Stock Exchange or in the NSDAQ over-the-counter market shall not constitute such a Transfer. Landlord shall be entitled to be paid by Tenant one-half of any profit derived by Tenant from any Transfer.

14.  SUBORDINATION; ATTORNMENT AND NON-DISTURBANCE

14.1. Subordination of Lease. This Lease shall be subject and subordinate to the lien of any and all mortgages, deeds of trust, ground leases and/or other similar instrument of encumbrance heretofore or hereafter covering the Property or any part thereof (and each renewal, modification, consolidation, replacement, increase or extension thereof) (each of which is hereinafter referred to as a "Mortgage"), all automatically and without the necessity of any action by either party hereof; provided that such underlying landlord or the holder of such a Mortgage in writing (in recordable form) will agree that in the event of the termination of the underlying lease or foreclosure of the Mortgage (i) this Lease shall not be terminated thereby and (ii) Tenant's right of possession hereunder shall not be disturbed so long as Tenant is not in default under this Lease. Documentation required by any such Landlord, the holder of such a Mortgage or Tenant under this Section 14.1 shall be in a form as may be reasonably requested by such landlord or the holder of such a Mortgage and shall be executed by all appropriate parties to the extent required to give effect to the subordination and other provisions provided for herein. Landlord represents that as of the date of this Agreement of Lease there are no mortgages or deeds of trusts encumbering the Property.

14.2. Tenant's Execution of Documents. Subject to the provisions of Section 15.1 Tenant shall, promptly at the request of Landlord or the holder of any such Mortgage, execute, seal, acknowledge and deliver such further instrument or instruments,

14.2.1.  Evidencing such  subordination and  non-disturbance  as contemplated in
Section 15.1 as Landlord or the holder of such Mortgage deems reasonably necessary or desirable, and (at the request of the holder of such a Mortgage) attorning to such holder,

14.2.2. Provided that such holder agrees with Tenant that such holder will, in the event of foreclosure of any such Mortgage (or termination of any such underlying lease) take no action to interfere with Tenant's rights hereunder, except on the occurrence of an Event of Default as defined in Section 15 hereof.

14.3. Lease Made Superior Upon Request. Anything in this Section 14 to the contrary notwithstanding, in the event any such underlying landlord or any Mortgagee requests that this Lease be made superior, rather than subordinate, to any such Mortgage, then Tenant, within ten (10) days following Landlord's written request therefor, agrees to execute and deliver, without charge, any and all documents (in form acceptable to Landlord and such underlying landlords or Mortgagees) effectuating such priority.

15.  DEFAULT

15.1. Definition. As used in the provisions of this Lease each of the following events shall constitute and is hereinafter referred to as an "Event of Default";

15.1.1. If Tenant fails (a) to pay any Rent or any other sum which it is obligated to pay by any provision of this Lease, when and as due and payable hereunder and without demand therefor, or (b) to perform any of its other obligations under the provisions of this Lease; or

15.1.2. If Tenant (a) applies for or consents to the appointment of a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets,
(b) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they come due, (c) makes an assignment for the benefit of its creditors, (d) files a petition or an answer seeking a reorganization or an arrangement with creditors, or seeks to take advantage of any insolvency law,
(e) performs any other act of bankruptcy, or (f) files an answer admitting the material allegation of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding; or

15.1.3. If (a) an order, judgment or decree is entered by any court of competent jurisdiction adjudicating Tenant as bankrupt or insolvent, approving a petition seeking such reorganization, or appointing a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, or (b) there otherwise commences as to Tenant or any of its assets any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership, or similar law, and if such order, judgment, decree or proceeding continues unstayed for more than sixty (60) consecutive days after any stay thereof expires.

15.1.4. If Tenant (a) assigns its rights under this Lease or (b) makes or permits any total or partial sale, lease, use, sublease, assignment, conveyance, license, mortgage, pledge, encumbrance or other transfer of this Lease, any interest of Tenant in this Lease, any and all of the Property or the occupancy or use thereof without first obtaining Landlord's written permission.

15.1.5. If Tenant is deemed to have occasioned an Event of Default pursuant to Paragraph 15.1 of the lease of even date herewith by and between Landlord and Tenant for land more particularly described in Paragraph 2.4 as a 1.24 acre parcel of land adjacent to the furniture storage and warehouse described in this Lease, subject to the cure provisions contained therein, if any.

15.2. Notice to Tenant: Grace Period. Anything contained in the provisions of this Section to the contrary notwithstanding, on the occurrence of an Event of Default Landlord shall not exercise any right or remedy which it holds under any provision of this Lease or applicable law unless and until

15.2.1. Landlord has given written notice thereof to Tenant, and

15.2.2. Tenant has failed within five (5) days after its receipt of such notice to cure any Event of Default described in Section 15.1.1(a) above and thirty
(30) days after its receipt of such notice to cure any other Event of Default described in Section 15.1.1(b) above; provided, that

15.2.3. No such notice shall be required, and Tenant shall be entitled to no such grace period, (a) in any emergency situation in which Landlord acts to cure an Event of Default or (b) in the case of any Event of Default enumerated in the provisions of subsections 15.1.2, 15.1.3 or 15.1.4

15.3. Landlord's Rights on Event of Default. On the occurrence of any Event of Default, Landlord may (subject to the operation and effect of the provisions of Section 15.2)

15.3.1. Re-enter and repossess the Property and any and all improvements thereon and additions thereto and remove all persons and property therefrom either by summary dispossess proceedings or by a suitable action or proceeding at law or in equity, or by force or otherwise, without being liable for any damage therefor. No re-entry by Landlord shall be deemed an acceptance of a surrender of this Lease;

15.3.2. Declare the entire balance of the Rent for the remainder of the Term to be due and payable for which Tenant will immediately pay Landlord the present value and worth of future rentals discounted to the date that would otherwise have been the expiration of the Term at a rate equal to the prime rate announced by Crestar Bank as its primate rate of lending on the date of such declaration by Landlord; and, collect such amount in any manner not inconsistent with applicable law;

15.3.3.           Terminate this Lease;

15.3.4. Relet any or all of the Property for Tenant's account for any or all of the remainder of the Term or for a period exceeding such remainder, in which event Tenant shall pay to Landlord, at the times and in the manner specified by the provisions of Section 3, the Base Rent and any Additional Rent accruing during such remainder, as well as the cost to Landlord of any reasonable attorney's fees or for any repairs or cost of reletting or other action (including those taken in exercising Landlord's rights under any provision of this Lease) taken by Landlord on account of such Event of Default but in no event shall Landlord be liable in any respect for failure to relet the Property or in the event of such reletting, for failure to collect the Rent thereunder it being agreed by Tenant that Landlord has no duty to mitigate Tenant's damages and any sums received by Landlord on a reletting in excess of the rent reserved for this Lease shall belong to the Landlord.

15.3.5. Cure such Event of Default in any other reasonable manner (after giving Tenant written notice of Landlord's intention to do so except in the case of emergency), in which event Tenant shall reimburse Landlord for all reasonable expenses incurred by Landlord in doing so, plus interest thereon at a lesser of the rate of twelve percent (12%) per annum or the highest rate then permitted on account thereof by applicable law, which expenses and interest shall be Additional Rent and shall be payable by Tenant immediately on demand therefor by Landlord; and/or

15.3.6. Pursue any combination of such remedies and/or any other remedy available to Landlord on account of such Event of Default at law or in equity.

15.4. Landlord's Right to Perform Tenant's Covenants. If Tenant shall default in the performance of any covenant or condition in this Lease required to be performed by Tenant, Landlord may, after thirty (30) days' notice for non-monetary defaults, or after five (5) days' notice in the event of a monetary default or if, in Landlord's opinion, an emergency exists, perform such covenant or condition for the account and at the expense of Tenant. If Landlord shall incur any expense, including reasonable attorney's fees, in instituting, prosecuting, or defending any action or proceeding instituted by reason of any default of Tenant, Tenant shall reimburse Landlord for the amount of such expense. In the event Tenant, pursuant to this Lease, becomes obligated to reimburse or otherwise pay Landlord any sum of money in addition to the specific Rent, the amount thereof shall be deemed Additional Rent and may, at the option of Landlord, be added to any subsequent installment of the Rent due and payable under this Lease, in which event, Landlord shall have the remedies for default in the payment thereof provided by this Lease. The provisions of this Section shall survive the termination of this Lease.

15.5. No Waiver. No action taken by Landlord under the provisions of this Section shall operate as a waiver of any right which Landlord would otherwise have against Tenant for the Rent hereby reserved or otherwise, and Tenant shall remain responsible to Landlord for any loss and/or damage suffered by Landlord by reason of any Event of Default.

16.  ESTOPPEL CERTIFICATE

                  Tenant shall from time to time, within five (5) days after being requested to do so by Landlord or any mortgagee, execute, seal, acknowledge and deliver to Landlord (or, at Landlord's request, to any existing or prospective purchaser, transferee, assignee or mortgagee of any or all of the Property, any interest therein or Landlord's rights under this Lease) an estoppel certificate in recordable form which shall include the status of this
Lease: (a) certifying (i) that his Lease is unmodified and in full force and effect (or, if there had been any modification hereof, that it is in full force and effect as so modified, stating therein the nature of such modification);
(ii) the amount of the Base Rent; (iii) as to the dates to which the Base Rent and any Additional Rent and other charges arising hereunder have been paid; (iv) as to the amount of any security deposit or prepaid Rent or any credit due to Tenant hereunder; (v) that Tenant has accepted possession of the Property, and the date on which the Term commenced; (vi) as to whether, to the best knowledge, information and belief of the signer of such certificate, Landlord or Tenant is then in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default); and (vii) as to any other factor condition requested by Landlord or such other addressee; and (b) acknowledging and agreeing that any statement contained in such certificate may be relied upon by Landlord and any other addressee.

17.  QUITE ENJOYMENT

                  So long as Tenant is in compliance with the terms of this Lease, Tenant shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Demised Premises during the term of this Lease without hindrance or ejection by Landlord.

18.  NOTICES

                  Any notice, demand, consent, approval, request or other communication or document to be provided hereunder to a party hereto shall be
(a) given in writing, and (b) deemed to have been given (i) upon placement as certified or registered mail in the United States mails, postage prepaid, return receipt requested, or sent by Federal Express (or other express delivery services which promise delivery the following business day) to the address of such party set forth hereinabove or to such other address in the United States of America as such party may designate from time to time by notice to the other or (ii) (if such party's receipt thereof is acknowledged in writing) upon its hand or other delivery to such party, but if directed to Tenant, to the attention of its Corporate Secretary.

19.  GENERAL

19.1. Effectiveness. This lease shall become effective upon and only upon its execution and delivery by each party hereto.

19.2. Entire Agreement. This Lease represents the complete understanding between the parties hereto as to the subject matter hereof, and supersedes all prior written or oral negotiations, representations, warranties, statements or agreements between the parties hereto as to the same.

19.3. Amendment. This Lease may be amended by and only by a written instrument executed and delivered by each party hereto.

19.4. Applicable Law. This Lease shall given effect and construed by application of the laws of the Commonwealth of Virginia, and any action or proceeding arising hereunder shall be brought in the courts of said state; provided, that if such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the Eastern District of Virginia.

19.5. Waiver. Landlord shall not be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and o delay or omissions by Landlord in exercising any such right shall be deemed to be a waiver of its future exercise). No such waiver as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.

19.6. Time of Essence. Except as provided in Section 19.20 hereof, time shall be of the essence of this Lease.

19.7. Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

19.8.    Construction.  As used herein,

19.8.1. The term "person" means a natural person, a trustee, a corporation, a partnership and any other form of legal entity; and

19.8.2. All references made (a) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (b) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (c) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Lease.

19.9. Exhibits. Each writing or plat referred to herein as being attached hereto as an exhibit or otherwise designated herein as an exhibit hereto is hereby made a part hereof.

19.10. Severability. No determination by any court, governmental body or otherwise that any provision of this Lease or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provision, or by such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

19.11.   Definition of "Landlord".

19.11.1. As used herein, the term "Landlord" means the person hereinabove named as such, and its heirs, personal representatives, successors and assigns (each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had, had it originally signed this Lease as Landlord).

19.11.2. No person holding Landlord's interest hereunder (whether or not such person is named as "Landlord" herein) shall have any liability hereunder after such person ceases to hold such interest, except for any such liability accruing while such person holds such interest.

19.11.3. Anything contained in this Lease to the contrary notwithstanding Tenant agrees that it shall look solely to the estate and property of Landlord in the Property for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed and/or performed by Landlord, subject, however, to the prior rights of the holder of any Mortgage covering the Property, and no other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim. This provision shall not be deemed, construed or interpreted to be or constitute an agreement, express or implied, between Landlord and Tenant that Landlord's interest hereunder and in the Property, or any part thereof, shall be subject to impressment of an equitable lien.

19.11.4. In the event of the sale, assignment or transfer by Landlord of the Property (other than a collateral assignment to secure a debt of Landlord) to a successor in interest who expressly assumes the obligations of Landlord under this Lease, Landlord shall thereupon be released or discharged from all of its covenants and obligations under this Lease, except such obligations as shall have accrued prior to any such sale, assignment or transfer; and Tenant agrees to look solely to such successor in interest of Landlord for performance of such obligations. Any securities given by Tenant to Landlord to secure the performance of Tenant's obligations under this Lease may be assigned by Landlord to such successor in interest of Landlord; and, upon acknowledgment by such successor of receipt of such security and its express assumption of its obligation to account to Tenant for such security in accordance with the terms of this Lease, Landlord shall thereby be discharged of any further obligation relating thereto. Landlord's assignment of the Lease or of any or all of its rights herein shall in no manner affect Tenant's obligations hereunder. Tenant shall thereafter attorn and look to such assignee as Landlord, provided Tenant has first received written notice of such assignment of Landlord's interest.

19.12. Definition of "Tenant". As used herein, the term "Tenant" means each person hereinabove named as such and such person's heirs, personal representatives, successors and assigns, each of whom shall have the same obligations, liabilities, rights and privileges as it would have possessed had it originally executed this Lease as Tenant; provided, that no such right or privilege shall inure to the benefit of any assignee of Tenant or other party referenced in Section 13 hereof, immediate or remote, unless the assignment to such assignee or transferee is made in accordance with the provisions of Section
13. Whenever two or more persons constitute Tenant, all such persons hall be jointly and severally liable for performing Tenant's obligations hereunder.

19.13. Memorandum of Lease. Tenant will at any time, at the request of Landlord, promptly execute duplicate originals of an instrument, in recordable form, which will constitute a memorandum of lease, setting forth a description of the Property, the term of this Lease, the addresses for the parties, all other provisions or information required by applicable law, and, excepting the rental provisions, any other information as Landlord may reasonably request. This Lease or memorandum of this Lease may be recorded, at Landlord's or Tenant's option, and the party so recording agrees to pay all recordation costs and taxes levied thereon.

19.14. Attorneys' Fees. If any Rent or other debt owning by Tenant to Landlord under this Lease is attempted to be collected by or through an attorney at law, the losing party in any dispute regarding such Rent or debt agrees to pay the reasonable attorneys' fees of the prevailing party in connection therewith.

19.15. Rights Cumulative. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restricted to those given by law.

19.16. Brokers' Commission. Each party represents and warrants to the other that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, and each party agrees to indemnify the other against, and hold it harmless from, all liabilities arising from any such claim (including, without limitation, the cost of counsel fees) in connection with or relating to brokers or finders.

19.17. Corporate Tenant. If Tenant is or will be a corporation, the persons executing this Lease on behalf of Tenant hereby covenant, represent and warrant that Tenant is a duly incorporated or a duly qualified (if a foreign corporation) corporation and authorized to do business in the state in which the Property is located; and that the person or persons executing this Lease on behalf of Tenant is an officer or are officers of such Tenant, and the he or they as such officers were duly authorized to sign and execute this Lease. Upon request of Landlord to Tenant, Tenant shall deliver to Landlord documentation satisfactory to Landlord evidencing Tenant's compliance with the provisions of this Section 19.17.

19.18. Dower and Curtesy. Florence T. Meyers, Anne H. Meyers and Nathaniel Krumbein join in this Lease for the sole purpose of subordinating their respective dower and curtesy interest in the Property to the terms and conditions of this Agreement of Lease.

19.19. Waiver of Jury Trial. Landlord and Tenant each waive trial by jury of any or all issues arising in any action or proceeding between the parties hereto or their successors in connection with its Lease or any of its provisions.

19.20. Force Majeur. Anything contained in this Lease to the contrary notwithstanding, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease incumbent on it to perform or be liable to the Tenant in damages if same shall be due to any strike, lockout, civil commotion, labor controversy, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulation or control, inability to obtain any material, service, fuel, supply or financing, accidents, bombing threat, violence, threat of violence, breach of peace, Act of God or other cause beyond the control of Landlord.

         IN WITNESS WHEREOF, each party hereto has executed this Lease or caused it to be executed on its behalf by its duly authorized representatives, as of the day and year first above written.

                                    LANDLORD:


                                    /s/ Hyman Meyers
                                    -------------------------------
                                    HYMAN MEYERS


                                    /s/ S. Sidney Meyers
                                    -------------------------------
                                    S. SIDNEY MEYERS


                                    /s/ Amy M. Krumbein
                                    -------------------------------
                                    AMY M. KRUMBEIN

                                     TENANT:


                                     HEILIG-MEYERS FURNITURE COMPANY,
                                      a North Carolina corporation


                                     By:      /s/ Troy A. Peery, Jr.
                                     Name:
                                     Title:

                                     THIRD PARTY SIGNATORS:


                                      /s/  Florence T. Meyers
                                      ------------------------------
                                      FLORENCE T. MEYERS

                                      /s/      Anne H. Meyers
                                      ------------------------------
                                      ANNE H. MEYERS

                                      /s/     Nathaniel Krumbein
                                      ------------------------------
                                      NATHANIEL KRUMBEIN

                                    EXHIBIT A

TRACT ONE: Beginning at a concrete monument in the southeastern right-of-way line of U.S. Highway No. 264, the same being located North 62-07 East 200.44 feet from a concrete monument, the corner of the David A. Evans and Lyndale property, and runs thence with the highway right-of-way North 62-07 East 200.44 feet to the corner of the First Christian Church lot; runs thence with the line of said Church lot South 31-45 East 400 feet to a stake in said line; runs thence South 58-15 West 200 feet to a concrete monument, David A. Evans corner; runs thence North 31-45 West 412.87 feet to a concrete monument in the highway right-of-way, the point of BEGINNING, containing 1.86 acres, more or less, reference being made to that certain map prepared by William H. Utley, R.L.S., entitled "Hyman Meyers et al", of record in Map Book 20, page 5, Pitt County Registry, and being the same property leased by Heilig-Meyers Company from Hyman Meyers, Agent according to the Lease dated November 1, 1970, and; TRACT TWO:
Tracts "B" and "C" as shown on the Site Plan prepared June 3, 1985 attached and made a part of this lease as Exhibit "B".